UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2009

NUMOBILE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30949	61-1342734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2520 South Third Street #206
Louisville, KY 40208
(Address of principal executive offices) (zip code)

(502) 636-2807
 (Registrant's telephone number, including area code)

Copies to:
Andrea Cataneo, Esq.
Jeff Cahlon, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Phoenix Interests, Inc.
334 Riverbend Drive
Ludlow, KY 41016
(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws

On July 14, 2009, NuMobile, Inc. (formerly known as Phoenix Interests, Inc.) (the “Company”), received notification that the Articles of Merger (the “Articles of Merger”), filed with the Secretary of State of Nevada on July 13, 2009, had been accepted by the Secretary of State of Nevada. Pursuant to the Articles of Merger, the Company’s wholly owned subsidiary was merged into the Company. As a result of the filing of the Articles of Merger, the Company’s corporate name was changed from Phoenix Interests, Inc. to NuMobile, Inc.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Articles of Merger filed on July 13, 2009 with the Nevada Secretary of State

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMOBILE, INC.

Dated: July 15, 2009	By:	/s/ James Tilton
	Name:	James Tilton
	Title:	Chief Executive Officer

2